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                           STOCK AND WARRANT PURCHASE AGREEMENT

         This Stock and Warrant Purchase Agreement (the "Agreement") is made as of January 28, 2000 between Novavax, Inc., a Delaware corporation (the "Company"), and the purchasers who are signatories hereto (the "Purchasers").

         WHEREAS, the Company wishes to sell and the Purchasers desire to purchase shares (the "Shares") of the Company's Common Stock, $.01 par value per share ("Common Stock") and Warrants (as defined in Section 1.3), as such are being offered by the Company pursuant to an Offering Circular dated January 4, 2000 (together with its Appendices, the "Offering Circular");

         NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Purchase and Sale of Shares and Warrants.

                  1.1 Sale to the Purchasers. Subject to the terms and conditions hereof, the Company will issue and sell to each Purchaser the number of Shares set forth opposite such Purchaser's name on the signature page hereto at a purchase price of $4.00 per share (the "Purchase Price") and a Warrant to purchase the number of shares of Common Stock as set forth opposite such Purchaser's name on the signature page hereto. The obligations of each Purchaser hereunder are several and not joint and no Purchaser shall be obligated to purchase any number of Shares in excess of the number set forth opposite such Purchaser's name on the signature page hereto.

                  1.2 Aggregate Sale. Pursuant to this Agreement, the Company shall sell an aggregate number of Shares not less than 1,500,000 Shares for an aggregate Purchase Price of $6,000,000 (the "Minimum Investment Amount") nor more than 2,500,000 Shares for an aggregate Purchase Price of $10,0000,000 (the "Maximum Investment Amount").

                  1.3 Warrant Coverage. In consideration of the purchase by each Purchaser of the Shares to be purchased by it, and of fifty dollars, the Company agrees to issue such Purchaser at Closing a warrant (the "Warrant") to purchase the number of shares of Common Stock, rounded down to the nearest whole number (the "Warrant Shares"), equal to the product of (x) .25 and (y) the number of Shares purchased by such Purchaser. The Warrant shall be exercisable for a term of three years from the date of issuance at an exercise price equal to $6.75 per share.

                  1.4 Payment of Purchase Price. On or prior to the Closing Date, each Purchaser will deliver to Continental Stock Transfer & Trust Co., as Escrow Agent (the "Escrow Agent") the full amount of the aggregate Purchase Price for the Shares purchased by such Purchaser hereunder, by wire transfer of funds or by check to Jesup & Lamont Securities Corporation (the "Placement Agent"). The Purchase Price shall be maintained in a segregated account until the Closing Date and shall be released either (a) upon the consummation of the transaction contemplated hereunder; or (b) upon the termination of this Agreement in accordance with Section 7.

          2.  Closing Date and Delivery.

                  2.1 Closing Date. The closing of the purchase and sale of the Shares and Warrants hereunder (the "Closing") will be held at such time (the "Closing Date") as shall be agreed upon by the Company, Jesup & Lamont


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Securities Corporation (the "Placement Agent") and the Purchasers at the offices of the Placement Agent, 650 Fifth Avenue, New York, NY 11019. The Closing Date shall occur upon the Closing of the sale of Shares resulting in the Maximum Investment Amount (or such lesser amount as determined by the Company, but not less than the Minimum Investment Amount), but in no event shall the Closing Date be later than March 10, 2000.

                  2.2 Deliveries at Closing. At the Closing the Company shall deliver the following to each Purchaser: (a) a stock certificate registered in such Purchaser's name, or in such nominee name(s) as designated by the Purchaser in writing, representing the Shares purchased by such Purchaser; (b) a Warrant in such Purchaser's name, or in such nominee name(s) as designated by the Purchaser in writing; (c) an opinion of White & McDermott, P.C. dated the Closing Date and substantially in the form attached hereto as Exhibit A ("Opinion of Counsel"); and (d) a certificate, signed by the President of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Closing Date as though newly made on and as of that date (except for representations and warranties which speak as of the date of the Agreement or as of another specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered thereby) and (ii) the Company has performed and complied with, in all material respects, all of its covenants contained in this Agreement and required to be performed or complied with on or before the Closing. Each Purchaser's obligation to purchase the Shares shall be subject to the following conditions: (a) the accuracy of the representations and warranties made by the Company herein and the fulfillment of those undertakings of the Company to be fulfilled prior to Closing; and (b) delivery of the Opinion of Counsel.

                      Upon satisfaction of all the conditions to Closing set forth in this Agreement and the delivery of the certificates representing the Shares and of the Warrants to the Purchaser, the Escrow Agent shall be directed to deliver to the Company the Purchase Price for the Shares, less the Placement Agent fee due to the Placement Agent and any expense that the Company has agreed to reimburse to the Placement Agent and its counsel, which the Escrow Agent shall pay directly to them in accordance with the Company's engagement letter with the Placement Agent.

          3. Representations and Warranties by the Company. The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing Date that:

                  3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

                  3.2 Changes. Except as set forth in the Offering Circular, since September 30, 1999, the Company has not, to the extent material to the Company, (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent, whether due or to become due, other than in the ordinary course of business, (ii) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, (iii) waived any debt owed to the Company or its subsidiaries, (iv) satisfied or discharged any lien, claim or encumbrance or paid any obligation other than in the ordinary course of business, (v) declared or paid any dividends, or (vi) entered into any transaction other than in the usual and ordinary course of business.
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                  3.3 Litigation. Except as set forth in the Disclosure
Schedule, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the best of the Company's knowledge, threatened against the Company or its properties, assets or business, and the Company is not aware of any facts which might result in or form the basis for any such action, suit or other proceeding, in each case which, if adversely determined, would individually or in the aggregate have a material adverse effect on the financial condition or business of the Company.

                  3.4 Compliance with Other Instruments. Except for such matters which, either individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company, the execution and delivery of, and the performance and compliance with, this Agreement and the Warrants and the transactions contemplated hereby or thereby, with or without the giving of notice or passage of time, will not (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, (ii) violate the Certificate of Incorporation or Bylaws of the Company, or any law, rule, regulation, judgment, order or decree, or (iii) except for the registration of the Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), the listing of the Shares and the Warrant Shares on the American Stock Exchange, Inc. and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase of the Shares and the Warrants by the Purchasers, require any consent, approval, authorization or order of or filing with any court or governmental agency or body. The Company is not in violation of its Certificate or Bylaws nor in violation of, or in default under, any lien, mortgage, lease, agreement or instrument, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of the Company. The Company is not subject to any restriction which would prohibit the Company from entering into or performing its obligations under this Agreement or the Warrants, except for such restrictions which would not, individually or in the aggregate, have a material adverse effect on the ability of the Company to perform their obligations under this Agreement and the Warrants.

                  3.5 Reports and Financial Statements. The Company has
delivered to the Purchasers true and complete copies of the Company's Form 10-K for the year ended December 31, 1998, the Company's Proxy Statement in connection with the 1999 Annual Meeting of Stockholders and all Forms 10-Q and 8-K filed by the Company with the Securities and Exchange Commission (the "SEC") after January 1, 1999, in each case without exhibits thereto (the "SEC
Reports"). As of their respective filing dates, the Company SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports. The Company SEC Reports, when read as a whole, as updated by the Offering Circular, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the Company SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto)
and fairly present, in all material respects, the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described in such financial statements.
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                  3.6 Shares. The Shares and the Warrant Shares, when issued and paid for pursuant to the terms of this Agreement or the Warrants, as the case may be, will be duly and validly authorized, issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions (other than arising under federal or state securities laws). The authorized capital stock of the Company, including the Shares, conforms, and when issued, the Warrant Shares will conform, to all statements relating thereto included in the Offering Circular. The issuance of the Shares, the Warrants and the Warrant Shares is not subject to any preemptive or other similar rights. The Company has duly reserved 875,000 shares of its authorized but unissued Common Stock for issuance upon exercise of the Warrants by the Purchasers and the Placement Agent, and such shares shall remain so reserved (subject to reduction from time to time for Common Stock issued upon the exercise of the Warrants), as long as the Warrants are exercisable.

                  3.7 Securities Laws. Subject to the accuracy of the representations and warranties of the Purchasers contained in Article 4 of this Agreement, the offer, sale and issuance of the Shares, the Warrants and the Warrant Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from the registration or qualifications requirements of the laws of any applicable state or other U.S. jurisdiction.

                  3.8 Capital Stock. As of November 30, 1999, 15,011,389 shares of the Company's Common Stock were issued and outstanding, no shares of the Company's Preferred Stock were issued and outstanding, options to purchase 3,936,741 shares of the Company's Common Stock were issued and outstanding and warrants to purchase 1,712,775 shares of the Company's Common Stock were issued and outstanding. All of the outstanding shares of the Company's capital stock are validly issued, fully paid and nonassessable. Except as set forth in this
Section 3.8 or the Offering Circular, as of November 30, 1999, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatever under which the Company is or may be obligated to issue its Common Stock, Preferred Stock or warrants or options to purchase Common Stock or Preferred Stock. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

                  3.9 Corporate Acts and Proceedings. This Agreement has been duly authorized by the requisite corporate action and has been duly executed and delivered by an authorized officer of the Company, and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies. The requisite corporate action necessary to the authorization, reservation, issuance and delivery of the Shares, the Warrants and the Warrant Shares has been taken by the Company. Upon execution and delivery thereof by a duly authorized officer of the Company, the Warrants will be valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                  3.10 No Implied Representations. All of the Company's representations and warranties are contained in this Agreement, and no other representations or warranties by the Company shall be implied.


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                  3.11 Filing of Reports. Since the Company's Annual Report on
Form 10-K for the fiscal year ended December 31, 1996, the Company has filed with the SEC all reports and other material required to be filed by it therewith pursuant to Section 13, 14 or 15(d) of the Exchange Act and the Company is eligible to register the offer and resale of the Shares and the Warrant Shares on a Registration Statement on Form S-3, or a successor form.

                  3.12 Compliance with Laws. The business and operations of the Company have been conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business of the Company.

                  1.13 Offering Circular. The information contained in the Offering Circular is true and correct in all material respects; and the Offering Circular does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading.

                  1.14 Closing Date. All the representations and warranties made by the Company in this Section 3 shall be true and complete from the date of this Agreement through the Closing Date and the Company shall provide each Purchaser, before the Closing, with any documents or information necessary for such representations and warranties to remain true and complete as of the Closing Date.

                  3.15 Proprietary Rights. The Company owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the business of the Company, as now conducted or as proposed to be conducted. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, has not entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the knowledge of the Company, no Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights owned or licensed by any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the knowledge of the Company, the Proprietary Rights are valid and enforceable.

         3.16 Compliance with Environmental Laws. Except as would not, singly or in the aggregate, have a material adverse effect on the Company, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the Company's knowledge, no expenditures material to the Company are or will be required to comply with any such existing statute, law or regulation. To the Company's knowledge, the Company does not have any liability to any governmental authority or other third party


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arising under or as a result of any such past or existing statute, law or regulation, which liability would be material to the Company.

                  3.17 Permits, Licenses, Etc. The Company owns, possesses or has obtained, and is operating in compliance with, all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations (collectively, "Permits") necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its businesses or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company, and the Company has not received any notice of proceedings relating to the revocation, modification or suspension of any Permits or any circumstance which would lead it to believe that such proceedings are reasonably likely.

                  3.18 Insurance. The Company maintains insurance of the type and in the amount reasonably adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.19 Registration Rights. Except as set forth in the Disclosure Schedule, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

          4. Representations and Warranties by the Purchasers; Restrictions on Transfer.

          Each Purchaser severally represents and warrants to, and covenants and agrees with, the Company, as of the Closing Date, as follows:

                  4.1 Authorization. Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver the Agreement, to purchase the Shares and the Warrants to be purchased by it and to carry out and perform all of its obligations under the Agreement. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                  4.2 Accredited Investor Status. Purchaser is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act. Purchaser acknowledges receiving and reviewing the Offering Circular (including its Appendices). Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares and the Warrants. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares and the Warrants and is able to bear the risks of an investment in the Shares and the Warrants. Purchaser is not itself a "broker" or a "dealer" as defined in the Exchange Act of 1934 and is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act.

                  4.3 Investment Intent. Purchaser is purchasing the Shares and the Warrants for its own account as principal, for investment purposes only, and not with a present view to or for resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares and the Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the number of Shares and the Warrants set forth in this Agreement, relied solely upon the Offering Circular and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Warrants, except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

                  4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that neither the Shares nor the Warrants may be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that until the Shares and Warrant Shares have been registered for resale by the Purchasers in compliance with applicable securities laws, the certificates evidencing the Shares, the Warrants and Warrant Shares will be imprinted with a legend that prohibits the transfer of the Shares, Warrants and Warrant Shares unless (a) such transaction is registered or such registration is not required, and (b) if the transfer is pursuant to an exemption from registration an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is not required to be registered or is so exempt.

                  4.5 Restriction on Sales, Short Sales and Hedging Transactions. Purchaser represents and agrees that during the period from the date Purchaser was first contacted with respect to the potential purchase of Shares and Warrants through the date of the execution of the Agreement by Purchaser, Purchaser did not, and from such date through the effectiveness of the Registration Statement (as defined below), Purchaser will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transactions in or with respect to the Company's Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares and Warrants by the Purchaser.

                  4.6 No Legal, Tax Or Investment Advice. Purchaser understands that nothing in the Offering Circular, this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and the Warrants.

                  4.7 Closing Date. All the representations and warranties made by each Purchaser in this Section 4 shall be true and complete from the date of this Agreement through the Closing Date and each Purchaser shall provide the Company, before the Closing, with any documents or information necessary for such representations and warranties to remain true and complete as of the Closing Date.

          5.  Covenants


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                  5.1  Registration Requirements.

                           (a) Promptly after, but not later than 45 days after,
the Closing Date, the Company shall prepare and file a registration statement (the "Registration Statement") with the SEC under the Securities Act to register the offer and resale of the Shares and the Warrant Shares by the Purchasers (together, the "Registrable Securities"), and shall use its best efforts to cause such Registration Statement to become effective within 105 days from the Closing Date or not more than five days from the date upon which the Securities and Exchange Commission shall allow the Company to accelerate effectiveness, whichever is shorter. In the event that the Company shall fail to file the Registration Statement within the 45-day period following the Closing Date or shall fail to obtain effectiveness of the Registration Statement within the 105--day period following the Closing Date, the Company hereby agrees that it shall issue to each Purchaser Warrants to purchase such number of shares of Common Stock equal to 5% of the total number of shares purchased by such purchaser for each and every thirty (30) day period with respect to which such Registration Statement shall not be filed or effective, as the case may be (the "Penalty Warrant"); provided, however, that if the Placement Agent received an opinion of counsel to the Company to the effect that the delay in obtaining effectiveness of the Registration Statement was in no way attributable to any actions taken or failed to be taken by the Company, then, such 105-day period shall be extended to 135 days without any Penalty Warrants required to be issued. The Penalty Warrants shall have an exercise price per share equal to the market price of the Common Stock as quoted by AMEX on the Closing Date and shall be exercisable for a period of three years from the date of issuance and shall contain anti-dilution provisions and other provisions similar to those contained in the Warrants. Until such time as the Registration Statement is effective, the Company shall not grant any registration rights or other rights to register securities under the Securities Act unless such rights are subordinate to the rights of the Purchasers under this Section 5.1 or will not have the effect of delaying a sale or limiting the number of securities which may be sold by the Purchasers pursuant to the Registration Statement or otherwise adversely affect the rights of the Purchasers under this Section 5.1.

                           (b) The Company shall pay all Registration Expenses
(as defined below) in connection with any registration, qualification or compliance hereunder and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Purchaser.

                           (c) If the Registration Statement becomes effective,
the Company will use its best efforts to: (i) keep such registration effective until the second anniversary of the date such Registration Statement is declared effective (or, in the case of Warrant Shares, the first anniversary of the date of issuance of such Warrant Shares, but in any event not later than the fourth anniversary of the date such Registration Statement is declared effective); provided, however, if Rule 144 is amended so that the longest period that Rule 144 restricts the manner in which privately placed securities may be sold is a period shorter than two years, then the period required by this clause shall be reduced to (A) such shorter period, (B) such date as all of the Registrable Securities have been resold, or (C) such date as all Registrable Securities may be sold pursuant to Rule 144 (or any successor rule); (ii) except as provided in
Section 5.1(f), prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Purchaser from time to time may reasonably request; (iv) cause the Shares and the Warrant Shares to be listed on the American Stock Exchange or any securities exchange or quoted on each quotation service on which the Common Stock of the Company is then listed or quoted; (v) provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities; and (vi) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in all U.S. jurisdictions in which any of the Shares are originally sold and all other states specified in writing by Purchaser, provided, however, that the Company shall not be required to qualify to do business in any state in which it is not now so qualified or has not so consented.

                           (d) The Company shall furnish to each Purchaser upon
request a reasonable number of copies of a supplement to or an amendment of the prospectus used in connection with the Registration Statement as may be necessary to facilitate the public sale or other disposition of all or any of the Registrable Securities held by Purchaser.

                           (e) With a view to making available to Purchasers
the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit Purchaser to sell Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company covenants and agrees to use its best efforts to: (i) make and keep public information available as those terms are understood and defined in Rule 144 until the earlier of (A) the date on which the Shares may be sold pursuant to Rule 144(k) (or any successor rule) or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration or pursuant to such registration statement on Form S-3.

                           (f) Purchaser hereby acknowledges that there
may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to such Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus. The Purchaser hereby covenants that it will not sell any securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that Purchaser may thereafter effect sales pursuant to said prospectus. Notwithstanding anything herein to the contrary, the Company shall not suspend use of the Registration Statement by Purchaser unless such suspension is required by the federal securities laws and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall not be entitled to exercise its right to block such sales or suspend use of such prospectus more than three times during the effectiveness of the Registration Statement nor more than one time in any four month period.

                  5.2.  Indemnification and Contribution

                           (a) The Company agrees to indemnify and hold harmless
each Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act or otherwise) (including in settlement of litigation) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement , including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, or arise out of any failure by the Company to fulfill any undertaking or covenant included in the Registration Statement or to perform its obligations hereunder or under law, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement and not corrected by the Purchaser in writing or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to a Purchaser prior to the pertinent sale or sales by such Purchaser and not delivered by such Purchaser to the entity to which it made such sale(s) prior to such sale(s).

                           (b) Each Purchaser, severally and not jointly, agrees
to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement (provided, however, that no Purchaser shall be liable in any such case for any untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Purchaser and delivered to the Company at least 14 days before the sale from which such loss occurred), or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus or supplement or amendment thereto, that was delivered to a Purchaser at least 1 day prior to the pertinent sale or sales by such Purchaser and not delivered by such Purchaser to the entity to which it made such sale(s) prior to such sale(s), and each Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, no Purchaser shall be liable, or required to indemnify the Company, in the aggregate, for any amount in excess of the net proceeds received by the Purchaser from the sale of the Shares or the Warrant Shares, as the case may be, to which such loss, claim, damage or liability relates.

                           (c) Promptly after receipt by any indemnified person
of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 5.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.

                           (d) If the indemnification provided for in this
Section 5.2 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute in the aggregate any amount in excess of the net proceeds received by the Purchaser from the sale of the Shares or Warrant Shares, as the case may be, to which such loss, claim, damage or liability relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligations in this subsection (d) to contribute are several in proportion to their sales of Shares or Warrant Shares, as the case may be, to which such loss relates and not joint.

                           (e) The obligations of the Company and the Purchasers
under this Section 5.2 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to directors, officers, employees and agents of the Company and the Purchasers and to each person, if any, who controls the Company or any Purchaser within the meaning of the Securities Act and the Exchange Act.

          6. Restrictions on Transferability of Shares and Warrants; Compliance with Securities Act.

                  6.1 Restrictions on Transferability. Neither the Shares nor the Warrants shall be transferable in the absence of registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of the Agreement.

                  6.2 Restrictive Legend. Until and unless the Shares and Warrant Shares are registered under the Securities Act, each certificate representing the Shares and the Warrant Shares and each Warrant shall bear substantially the following legend (in addition to any legends required under applicable state securities laws):

 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                  6.3 Transfer of Shares and Warrants. Each Purchaser hereby covenants with the Company not to make any sale of the Shares or Warrants except either (a) a sale of Shares or Warrant Shares in accordance with the Registration Statement, in which case the Purchaser covenants to comply with the requirement of delivering a current prospectus, (b) a sale of Shares or Warrant Shares in accordance with Rule 144, in which case the Purchaser covenants to comply with Rule 144 and to deliver such additional certificates and documents as the Company may reasonably request, or (c) in accordance with another exemption from the registration requirements of the Securities Act. The legend set forth in Section 6.2 will be removed from a certificate representing Shares or the Warrant Shares, as the case may be, following and in connection with any sale of Shares or Warrant Shares pursuant to subsection (a) or (b) hereof but not in connection with any sale of Shares or Warrant Shares pursuant to subsection (c) hereof. The Company will substitute one or more replacement certificates without the legend at the request of the Purchaser promptly after such time as the Registration Statement becomes effective.

          7.    Termination.

                  (a) By the Purchaser. The Purchaser may terminate this Agreement immediately, if at any time prior to the Closing, the Company shall cease conducting business in the normal course; become insolvent or become unable to meet its obligations as they become due; make a general assignment for the benefit of creditors; petition, apply for, suffer or permit with or without its consent the appointment of custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; avail itself or become subject to any proceeding under the Federal Bankruptcy Code or any similar state, federal or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolutions or liquidation.

                  (b) By the Company. The Company may terminate this Agreement at any time prior to the Closing if the Purchasers have not agreed to purchase an aggregate of at least 1,500,000 Shares pursuant to this Agreement prior to March 11, 2000 or such later date as the Company and the Placement Agent shall have agreed to extend the offering of the Shares with notice to the purchasers in accordance with the terms of Section 4(a) hereof.

          8.  Miscellaneous.

                  8.1 Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Purchaser, and the sale and purchase of the Shares and the Warrants and payment therefor.

                  8.2 Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  8.3 Choice of Law. It is the intention of the parties that the internal laws of the State of Delaware, without regard to the body of law controlling conflicts of law, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties set forth herein.

                  8.4 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.5 Assignment; Parties in Interest. This Agreement may not be pledged, assigned or otherwise transferred by the Purchasers except by operation of law but all the terms and provision of this Agreement shall be binding upon and inure to the benefit of and be enforced by the successors in interest of the parties hereto. Each successive transferee of the Purchasers shall be deemed to be a Purchaser for the purpose of Section 5 of this Agreement.

                  8.6 Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Purchasers or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of, or a waiver of any right under, this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

                                              NOVAVAX, INC.

                                              By:________________________

                                              Title:_______________________

[PURCHASER SIGNATURE PAGE CONTINUES ON THE FOLLOWING PAGE]

                   PURCHASER SIGNATURE PAGE AND QUESTIONNAIRE

          The undersigned Purchaser hereby executes the Stock and Warrant Purchase Agreement with Novavax, Inc. (the "Company") and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

No. of Shares to be                                  __________________________________________________
Purchased: ____________                                       Name of Purchaser (PLEASE PRINT OR TYPE)

No. of Shares Underlying
Warrants: _____________

Aggregate Purchase                                            [SIGN HERE]
Price:  $____________

                                                              By:________________________________________

                                                              Title: ______________________________________

Purchaser is a _______ qualified institutional buyer  OR

_____ an accredited investor as defined in the Offering Circular

Name in which Shares and Warrants are to be registered:       __________________________________________

Address of registered holder:                                 __________________________________________

Social Security or Tax ID No. of registered holder:           __________________________________________


Contact name and telephone number regarding
Settlement and registration:                                  __________________________________________
                                                                                Name

                                                              __________________________________________
                                                                                Telephone Number

Number of shares of common stock of the Company beneficially owned (meaning shares owned or controlled or which the Purchaser has the right to acquire or vote) by the Purchaser, other than the Shares and Warrants being purchased pursuant hereto: _________________________________________

Have you or your organization had any position, office or other material relationship with the Company within the past three years?

                  __________ Yes                              __________ No


Do you or your organization have any direct or indirect affiliation or association with any NASD member?

                  _________ Yes                               __________ No

If yes to either of the last two questions, please indicate the nature of any such

           DISCLOSURE SCHEDULE TO STOCK AND WARRANT PURCHASE AGREEMENT

           3.3 In January 2000, certain officers and directors of the Company were sued by a former employee o the Company, alleging that he should have received 12 months of severance pay. The Company, which is not a party to the lawsuit, has offered to pay the former employee 6 months severance pay.

           3.19 Two holders of warrants to purchase an aggregate of 100,000 shares of Common Stock of the Company currently have registration rights.

                                    EXHIBIT A

 FORM OF OPINION OF COUNSEL TO BE DELIVERED TO THE PURCHASERS ON CLOSING DATE.

       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

       The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and to enter into and perform its obligations under this Agreement.

       The Shares, the Warrants and the Warrant Shares have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and the Warrants and, when issued and delivered by the Company pursuant to this Agreement or the Warrants against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; and the issuance of the Shares, the Warrants and the Warrant Shares is not subject to pre-emptive or other rights to subscribe for or purchase securitites.

       This Agreement and each Warrant have been duly authorized, executed and delivered by the Company and are enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and as to limitations on the enforcement of the remedy of specific performance and other equitable remedies.

       Except for such matters which, either individually or in the aggregate, would not have a material adverse effect on the financial condition or business of the Company, the execution, delivery and performance of this Agreement and the consummation of the transactions in the manner contemplated herein and the compliance by the Company with its obligations hereunder and thereunder will not
(i) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract or other instrument or agreement to which the Company is a party or by which it OR ANY OF THEM may be bound, or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, code, or any applicable decision or order of any court or regulatory agency exercising appropriate jurisdiction, and (iii) except for the registration of the Shares and the Warrant Shares under the Securities Act and the listing of the Shares and the Warrant Shares on the American Stock Exchange, Inc. and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Shares or the Warrants by the Purchasers, no consents, approval, authorization or order of or filing with any court or governmental agency or body is required for the execution, delivery and performance of the Agreement by the Company and the consummation of the transactions contemplated by the Agreement.

       To our knowledge, as of November 30, 1999, 15,011,389 shares of the Company's Common Stock were issued and outstanding, no shares of the Company's Preferred Stock were issued and outstanding, options to purchase 3,936,741 shares of the Company's Common Stock were issued and outstanding and warrants to purchase 1,712,775 shares of the Company's Common Stock were issued and outstanding. All of the outstanding shares of the Company's capital stock are validly issued, fully paid and non-assessable. Except as set forth in Section
3.8 of the Agreement or the Offering Circular and except for options to purchase not more then 100,000 shares, to our knowledge, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatever under which the Company is or may be obligated to issue its Common Stock, Preferred Stock or warrants or options to purchase Common Stock or Preferred Stock. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

       The form of certificate used to evidence the Shares and the form of Warrant are in due and proper form and comply with all applicable statutory requirements.

                                    EXHIBIT B

                                 FORM OF WARRANT

    THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT AS PERMITTED HEREIN AND PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE REQUIRED UNDER THE SECURITIES LAWS OF ANY STATE OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH SECURITIES LAWS.

            NONTRANSFERABLE WARRANT FOR THE PURCHASE OF COMMON STOCK

No. 2000-                                                        _______ Shares

        THIS CERTIFIES that, for receipt in hand of $50.00 and other value received, __________________________ (the "Holder") is entitled to subscribe for and purchase from Novavax, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after the date hereof, and before 5:00 p.m. on January 28, 2003, eastern time (the "Exercise Period"), _________ fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at a price of $6.75 per share (the "Exercise Price"). This Warrant is issued in connection with a Stock and Warrant Purchase Agreement dated as of January 28, 2000 by and between the Company and the Purchasers signatory thereto (the "Purchase Agreement"). This Warrant may not be sold, transferred, assigned or hypothecated, in whole or in part, at any time except in accordance with Section 5 hereof (a "Permitted Transfer"). As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise of this Warrant in whole or in part.

        The number of shares of Common Stock issuable at the Exercise Price may be adjusted from time to time as hereinafter set forth.

        1.  Exercise of Warrant.

               (a) Manner of Exercise. This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period by the surrender of this Warrant (with the form of election to exercise attached hereto duly executed) to the Company at its office at 8320 Guilford Road, Columbia, MD 21046 or such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

               (b) Delivery of Stock Certificates, etc. Upon each exercise of the Holder's rights to purchase the Warrant Shares granted pursuant to this Warrant, as reissued from time to time, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute, and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

               (c) Warrant Register. Any Warrants issued hereunder upon a Permitted Transfer or exercise in part of this Warrant (together with this Warrant, the "Warrants") shall be numbered and shall be registered in a warrant register as they are issued. The Company shall be entitled to treat the registered holder or his permitted transferees of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of such Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary. Such Warrants shall be transferable on the books of the Company only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. The Warrants may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor, and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof) upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the written opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder or the provisions of Section 5 hereunder.

        2. Authorized Stock; Listing. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the purchase price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive or similar contractual rights to subscribe for shares of Common Stock. The Company shall list and maintain the listing of the Warrant Shares on the American Stock Exchange (or other national securities exchange upon which the Common Stock is listed).

        3.  Adjustments.

               (a) Stock Dividends, Splits, Combinations, etc. In case the Company shall at any time after the date of this Warrant (i) declare a dividend, or make a distribution, on the outstanding Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number and kind of shares of Common Stock receivable upon exercise of this Warrant, in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which if such Warrant had been exercised immediately prior to such time, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) Sale of Stock, Options, Rights, etc. In case the Company shall issue, or fix a record date for the issuance of, shares of Common Stock or rights, options, or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price, (as defined in Section 3(d)) the Exercise Price shall be reduced to a price determined by multiplying the then current Exercise Price by a fraction (i) numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (b) the number of shares of Common Stock which the aggregate consideration received by the Company in connection with such issuance or sale would purchase at the Current Market Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale. Such adjustment shall become effective at the close of business on such date of issuance or record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. No readjustment shall have the effect of increasing the Exercise Price by an amount greater than the original adjustment. In case part or all of any consideration may be paid in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation.

               In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply:

                      (i) the shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the purchase price provided in such options or rights for the Common Stock covered thereby;

                      (ii) the shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights;

                      (iii) in the event of any increase in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from any antidilution provisions thereof, the Exercise Price with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

               (c) Extraordinary Dividends. In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (other than dividends payable in shares of Common Stock), or subscription rights, options, or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph 3(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the current Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such subscription rights, options, or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, applicable to one share, and the denominator of which shall be such current Exercise Price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of such distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

               (d) Current Market Price. For the purpose of any computation under this paragraph 3, Current Market Price per share of Common Stock on any date shall be deemed to be the average daily closing price for the ten trading days immediately preceding such day. The closing price for any day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not quoted by any such organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

               (e) De Minimis Exception. No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this paragraph 3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 3 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

               (f) Date of Issuance. In any case in which this paragraph 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to any Holder who exercised any Warrants after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment.

               (g) Adjustment to Number of Shares. Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 3(a), 3(b), or 3(c) hereof, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of a Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

               (h) Notice of Adjustments. Whenever there shall be an adjustment as provided in this paragraph 3, the Company shall promptly cause written notice thereof to be sent by overnight courier, to the Holder, at its principal office, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent any error.

               (i) No Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of the Warrants. If any fraction of a share would be issuable on the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price on the date of exercise of the Warrant.

               (j) Employee Stock Options; Outstanding Options/Warrants. No adjustment in the Exercise Price shall be required in the case of the issuance of shares under or grant by the Company of options to employees, directors or consultants of the Company under any stock option plan of the Company approved by the stockholders of the Company, or the issuance of any and all shares of Common Stock upon exercise of such options or upon the issuance of shares under any options, warrants, or convertible securities outstanding as of the date hereof.

        4.  Business Combinations.

               (a) In case the Company, after the date hereof (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation of such consolidation or merger, or (ii) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock or other securities of the Company which the Holder of this Warrant may receive upon exercise ("Other Securities") shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of additional shares of Common Stock for which adjustment in the Exercise Price is provided in paragraph 3(a) or 3(b)), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Exercise Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided in paragraph 3; provided that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Holder of this Warrant so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of this Warrant shall be entitled to receive the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder if the Holder of this Warrant had exercised such Warrant prior to the expiration of such purchase, tender or exchange offer and accepted such offer, less the Exercise Price that would have been payable upon such exercise, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in paragraph 3.

               (b) In the event of any transaction described in clauses (i) through (iv) of paragraph 4(a), each person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume in writing (i) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (ii) the obligation to deliver to such Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this paragraph 4, such Holder may be entitled to receive.

        5.  Transfer.

        5.1 Securities Laws. Neither the Warrant nor the Warrant Shares has been registered under the Securities Act. The Company will not transfer this Warrant or the Warrant Shares unless (i) there is an effective registration statement covering such Warrant or Warrant Shares, as the case may be, under the Securities Act and applicable states securities laws; (ii) in the case of Warrant Shares, it first receives a letter from an attorney, acceptable to the Company's Board of Directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and under all applicable state securities laws; or (iii) in the case of Warrant Shares the transfer is made pursuant to Rule 144 under the Securities Act.

        5.2 Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if the restrictive legend has not been removed pursuant to the Purchase Agreement and if requested by the Company, deliver to the Company (i) an Investment covenant signed by the proposed transferee; (ii) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee; and (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

        5.3 Indemnity. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section 5, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorney's fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) any transfer by the Holder of any of this Warrant or the Warrant Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended or the rules and regulations promulgated under either of such acts, (b) any transfer by the Holder of this Warrant or any of the Warrant Shares not in accordance with this Warrant or (c) any untrue statement by the Holder or omission by the Holder to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to proposed transfer shall have been based.

        5.4 Assignment and Transfer. Except as set forth in Section 5.1 (i), this Warrant may only be transferred to an affiliate of the Holder. Upon surrender of this Warrant certificate to the Company with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall without charge, execute and deliver a new Warrant certificate in the name of the assignee named on such instrument of assignment, and this Warrant certificate shall promptly be cancelled. An assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provision of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

        6.  Notice.  In case at any time the Company shall propose:

               (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution to all holders of Common Stock; or

               (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

               (c) to effect any consolidation, merger, sale, reorganization or reclassification described in paragraph 4; or

               (d) to effect any liquidation, dissolution, or winding-up of the Company; or

               (e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by overnight courier, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 20 business days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such consolidation, merger, sale, reorganization or reclassification, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares or warrants for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up; or (iii) the earlier of the date or record date in respect of such action which would require an adjustment to the Exercise Price.

        7. Taxes. The issuance of any shares or warrants or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares, warrants, or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        8.  Certain Rights.

               (a) In case any event shall occur as to which the provisions of paragraph 3 or 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such paragraphs, then in each such case, the Exercise Price and/or the amount of any Common Stock, cash, securities or other assets to be delivered upon exercise of this Warrant shall be adjusted on a basis consistent with the essential intent and principles established in paragraph 3 or 4, as necessary to preserve the purchase rights represented by this Warrant.

               (b) The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

        9. Legend. The securities issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing any such securities shall bear the following legend:

        THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE REQUIRED UNDER THE SECURITIES LAWS OF ANY STATE OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH SECURITIES LAWS.

        10.  Miscellaneous.

               (a) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

               (b) The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

               (c) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

               (d) This Warrant shall be construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

        IN WITNESS WHEREOF, the undersigned have set their hand to this Warrant Agreement as of January 28, 2000.

                                              NOVAVAX, INC.


                                              By:
                                                 -----------------------------
                                                 John A. Spears, President and
                                                 Chief Executive Officer

To:  Novavax, Inc.
     8320 Guilford Road
     Columbia, MD  21046
     Attention:  President

                              ELECTION TO EXERCISE

                    The undersigned hereby exercises its or his rights to purchase Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $______ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:                                            Name:
      -------------------------                         --------------
                                                           (Print)


Address:
        ----------------------------------------------------------------------


                           --------------------------
                                   (Signature)